PRO FORMA CONDENSED BALANCE SHEET
July 1, 2001
(UNAUDITED)
(IN THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)


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                                                                              TRANSTECHNOLOGY
                                                                                CORPORATION    PRO FORMA        PRO FORMA
                                                                                 HISTORICAL    ADJUSTMENTS      CONDENSED
                                                                                ------------   ------------   -------------
CURRENT ASSETS:

Accounts receivable                                                              $   53,838      $  (5,719)      $  48,119

Inventories                                                                          59,752         (5,749)         54,003

Other current assets                                                                  9,700            (45)          9,655

                                                                                ------------   ------------   -------------
Total current assets                                                                123,290        (11,513)        111,777

Property, plant and equipment                                                       149,184        (21,936)        127,248
Less accumulated depreciation and amortization                                       68,747        (11,076)         57,671

                                                                                ------------   ------------   -------------
Property - net                                                                       80,437        (10,860)         69,577

Costs in excess of acquired businesses                                              138,997         (1,637)        137,360

Other assets                                                                         40,332           (132)         40,200

                                                                                ------------   ------------   -------------
TOTAL                                                                            $  383,056      $ (24,142)      $ 358,914
                                                                                ============   ============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Callable long term debt                                                           $ 266,401      $ (47,385)      $ 219,016

Other current liabilities                                                            43,840          6,551          50,391

                                                                                ------------   ------------   -------------
Total current liabilities                                                           310,241        (40,834)        269,407

Other long-term liabilities                                                          21,653           (782)         20,871

STOCKHOLDERS' EQUITY

Common stock                                                                             67              -              67

Additional paid-in capital                                                           78,091              -          78,091

Notes receivable from officers                                                         (191)             -            (191)

(Accumulated deficit) retained earnings                                              (9,640)        16,519           6,879

Accumulated other comprehensive loss                                                 (7,873)           955          (6,918)

Unearned compensation                                                                  (221)             -            (221)

Less treasury stock, at cost                                                         (9,071)             -          (9,071)

                                                                                ------------   ------------   -------------
Total stockholders' equity                                                           51,162         17,474          68,636

                                                                                ------------   ------------   -------------
TOTAL                                                                             $ 383,056      $ (24,142)      $ 358,914
                                                                                ============   ============   =============
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